UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2013

Hot Topic, Inc.

(Exact name of registrant as specified in its charter)

California	0-28784	77-0198182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18305 E. San Jose Avenue

City of Industry, California 91748

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (626) 839-4681

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This Current Report on Form 8-K is being filed by Hot Topic, Inc., a California corporation (the “Company”) to supplement certain disclosures in the Company’s definitive proxy statement (the “Proxy Statement”), filed with the Securities and Exchange Commission (“SEC”) on May 10, 2013, relating to the Agreement and Plan of Merger, dated as of March 6, 2013, among the Company, 212F Holdings LLC, a Delaware limited liability company (“Parent”) and HT Merger Sub Inc., a California corporation and a wholly owned subsidiary of Parent, under which HT Merger Sub Inc. will merge with and into the Company, with the Company surviving the merger and becoming a wholly owned subsidiary of Parent (the “Merger”). This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety.

Supplement to Proxy Statement

The following disclosure supplements the Litigation Related to the Merger section on page 66 of the Proxy Statement.

As more fully described in the Proxy Statement, seven putative class action complaints were filed in the Superior Court of California, County of Los Angeles, and two putative class action complaints were filed in the United States District Court for the Central District of California, in connection with the proposed acquisition of the Company by an affiliate of Sycamore Partners Management, L.L.C. (“Sycamore”). On May 17, 2013, a third lawsuit (Davis v. Hot Topic, Inc., et al., No. SACV13-0787 JST (ANx)) was filed in the United States District Court for the Central District of California, against the Company, its board of directors, Sycamore, Parent, and Merger Sub, asserting claims for violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, SEC Rule 14a-9, breach of fiduciary duties, and aiding and abetting breach of fiduciary duties in connection with the proposed acquisition. The Company believes these lawsuits are without merit.

On May 15, 2013, the Los Angeles Superior Court entered an order consolidating the seven state court actions. On May 22, 2013, the plaintiffs in the consolidated state court action filed a consolidated first amended class action complaint for breach of fiduciary duty and aiding and abetting breach of fiduciary duty. On May 22, 2013, plaintiffs Leone, Weisberg, and Gonzalez filed a motion for a temporary restraining order (the “TRO Motion”) in the consolidated state court action to prevent the shareholder vote scheduled for May 31, 2013 from taking place. The Court has set a hearing on the TRO Motion for May 30, 2013. The Company believes that the TRO Motion is without merit. Pursuant to a schedule set by the Court, the Company will file its opposition to the TRO Motion with the Court on May 28, 2013.

In order to moot plaintiffs’ unmeritorious disclosure claims, avoid nuisance and possible expense, and provide additional information to our shareholders, the Company has determined to voluntarily supplement the Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the litigation that any additional disclosure was or is required.

The following disclosure supplements the discussions regarding Guggenheim Securities’ Peer Group Financial Benchmarking and Trading Valuation Analysis, beginning on page 40 of the Proxy Statement, and Precedent Merger and Acquisition Transaction Analysis, beginning on page 42 of the Proxy Statement:

In Guggenheim Securities’ view, company valuations are generally based on the capitalization of future cash flows. Trading multiples provide a proxy for the market’s view of the appropriate capitalization rate, which is a function of a company’s growth and risk characteristics. Guggenheim Securities based its peer group financial benchmarking and trading valuation analysis and precedent merger and acquisition transaction analysis on the Enterprise Value/EBIT and Enterprise Value/EBITDA trading multiples, rather than sales multiples, because they are considered to be better proxies for capitalization of cash flow for mature companies that have current and established cash flow characteristics, such as the Company.

The following disclosure supplements the discussion regarding Guggenheim Securities’ Peer Group Financial Benchmarking and Trading Valuation Analysis, beginning on page 40 of the Proxy Statement:

In performing its benchmarking analysis, Guggenheim Securities considered the number of stores and potential store footprint, same store sales growth, operating margins and return on invested capital of the selected peer group companies.

The following disclosure supplements the discussion regarding Guggenheim Securities’ Discounted Cash Flow Analysis, beginning on page 41 of the Proxy Statement:

Guggenheim Securities used the mid-year discounting convention in performing its discounted cash flow analyses. Stock-based compensation was treated as a cash operating expense.

In selecting an unlevered beta range, Guggenheim Securities reviewed the unlevered two-year and five-year historical observed betas and unlevered Barra predicted betas of Hot Topic and each of the companies included in the peer group financial benchmarking and trading valuation analysis. The overall range of analyzed unlevered betas was 0.911-1.746. The median 2-year historical observed unlevered beta was 1.14, the median 5-year historical observed unlevered beta was 1.15 and the median unlevered Barra beta was 1.363.

Guggenheim Securities based its discounted cash flow analyses on the Financial Projections prepared by Hot Topic’s senior management. As described on page 28 of the Proxy Statement, the Company’s management and board of directors believed that the Financial Projections, which reflected a more moderate growth trajectory and achievement of operating margin improvement over a longer period than the LRP Projections, presented an outcome that was more likely to be achieved than the LRP Projections, which LRP Projections were subject to greater execution risks and other risks and uncertainties and were not adjusted for probability of success. For this reason, the board of directors believed that the Financial Projections would be more appropriate for the purposes of Guggenheim Securities’ financial analyses and directed Guggenheim Securities to use the Financial Projections in connection with its financial analyses.

The following disclosure supplements the discussion regarding Guggenheim Securities’ Precedent Merger and Acquisition Transaction Analysis, beginning on page 42 of the Proxy Statement:

The illustrative reference range of $9.00-$15.50 per share (which implied transaction multiples of 4.1x-8.0x 2013 EBITDA and 7.6x-14.7x 2013 EBIT) reflects a range of implied values based on Guggenheim Securities’ interpretation of the results of the precedent merger and acquisition transaction analysis. In determining the reference range, Guggenheim Securities considered the values implied by each of the LTM EBIT and EBITDA and FY1 EBIT and EBITDA multiples from the precedent transactions and determined the illustrative reference range of $9.00 to $15.50 per share based on the implied values from all of these analyses taken as a group.

The following disclosure supplements the discussion regarding Guggenheim Securities’ LBO Analysis on page 43 of the Proxy Statement:

The exit multiple range in a LBO analysis reflects the estimated value of the subject company at exit. In determining an exit multiple range of 4.5x-6.0x Hot Topic’s LTM EBITDA, Guggenheim Securities considered that Hot Topic has traded at an average EV/EBITDA multiple of 5.6x from 2008-2013, a 1.3x discount to the peer companies considered for purposes of the Peer Group Financial Benchmarking and Trading Valuation Analysis discussed on pages 40 and 41 of the Proxy Statement. This exit multiple range is also consistent with the implied terminal EV/EBITDA multiple range in Guggenheim Securities’ Discounted Cash Flow Analysis, discussed on pages 41 and 42 of the Proxy Statement, which is derived from Company data that incorporates its specific cost of capital. Guggenheim Securities also considered that the exit multiple should be lower than the transaction multiple because near term growth will likely exceed long-term growth given the stage of maturity of the Company’s developing store concepts and the anticipated impact of near-term operational improvements.

The following disclosure supplements the discussion regarding Guggenheim Securities’ Premia Analysis on page 44 of the Proxy Statement:

The following transactions were reviewed and considered by Guggenheim Securities for purposes of its premia analysis:

Transactions Involving U.S. Retail Targets Announced after January 1, 2011

Date Announced	Target	Acquiror
02/20/2013	OfficeMax Inc.	Office Depot Inc.
11/15/2012	Schiff Nutrition Intl Inc.	Reckitt Benckiser Group PLC
11/14/2012	Teavana Holdings Inc.	Starbucks Corp
10/25/2012	PSS World Medical Inc.	McKesson Corp
09/26/2012	American Greetings Corp	Investor Group
05/09/2012	Cost Plus Inc.	Bed Bath & Beyond Inc.
05/02/2012	Charming Shoppes Inc.	Ascena Retail Group Inc.
05/01/2012	Collective Brands Inc.	Wolverine Worldwide, Blum Capital & Golden Gate Capital
12/19/2011	Winn-Dixie Stores Inc.	Bi-Lo LLC
12/09/2011	Blue Coat Systems Inc.	Thoma Bravo
06/13/2011	EMS Technologies Inc.	Honeywell International Inc.
05/02/2011	Volcom Inc.	PPR SA

Guggenheim Securities believes that recent transactions are more relevant to its analyses than older transactions, and prefers to limit its consideration to recent transactions when the number of such transactions provides an adequate basis to support an analysis. Guggenheim Securities did not review transactions that occurred before 2011 for purposes of the premia analysis (as it did for purposes of the Precedent Merger and Acquisition Transaction Analysis discussed on pages 42 and 43 of the Proxy Statement, which considered a more narrowly defined group of transactions), because Guggenheim Securities believed that the transactions involving U.S. retail targets announced after January 1, 2011 provided an adequate number of reference points to support its analysis.

Important Additional Information and Where to Find It

The Company has filed with the SEC the Proxy Statement and other relevant documents relating to the proposed Merger. The Proxy Statement was mailed beginning on or about May 10, 2013 to Company shareholders of record as of the close of business on May 3, 2013. THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s shareholders may obtain, without charge, a copy of the Proxy Statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The

Company’s shareholders may also obtain, without charge, a copy of the Proxy Statement and other relevant documents by directing a request by mail or telephone to Hot Topic, Inc., 18305 E. San Jose Avenue, City of Industry, CA 91748, attention: Jonathan Block, Secretary, or by calling (626) 839-4681.

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2012 and in the Proxy Statement regarding the proposed Merger. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed Merger, which may be different than those of the Company’s shareholders generally, by reading the Proxy Statement and other relevant documents relating to the proposed Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOT TOPIC, INC.

Date: May 24, 2013	By:	/s/ George Wehlitz, Jr.
George Wehlitz, Jr.
Chief Financial Officer